                          SERVICING CERTIFICATE                           PAGE 5
--------------------------------------------------------------------------------

       MLCC MORTGAGE INVESTORS, INC.
       SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996C        Current Collection Period:  01-Sep-96 to 30-Sep-96
                                                                                  P & S Agreement Date:                    01-Aug-96


       PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                             Current
                                                                                                                         -----------
       CLASS A CERTIFICATES, SERIES 1996C    LIBOR + 0.38%     5.88000%           Original Closing Date:                   16-Sep-96
       CLASS B CERTIFICATES, SERIES 1996C    LIBOR + 1.25%     6.75000%           DISTRIBUTION DATE:                       15-OCT-96
                                                                                  Days in Accrual Period                          30



                                       Weighted Avg Mtg Rate (WAC)                7.52646%
       LIBOR       5.50000%            Weighted Avg Net Mtg Rate (Alt. Rate)      7.14646%
       -----------------------------------------------------------------------------------------------------------------------------
     1      Beginning Pool Principal Balance                                                                          320,565,059.32
     2      Beginning Pool Balance Factor                                                                                 99.140469%
       -----------------------------------------------------------------------------------------------------------------------------

     3      Beginning Class A Principal Balance                                                                       315,714,894.32
     4      Beginning Class B Principal Balance                                                                         4,850,165.00
       -----------------------------------------------------------------------------------------------------------------------------

     5      Aggregate of all Monthly Principal Payments                                                (P&S 5.08i   )           0.00
     6      Aggregate of all Principal Prepayments Received                                            (P&S 5.08i   )   3,576,353.33
     7      Aggregate of any Net Liquidation Proceeds Received                                         (P&S 5.08iii )           0.00
     8      Aggregate of any Insurance Proceeds Received                                               (P&S 5.08iv  )           0.00
     9      Aggregate of any Awards or Settlements From Condemnation Proceedings                       (P&S 5.08v   )           0.00
    10      Aggregate of any Proceeds From Repurchased Mortgage Loans                                  (P&S 5.08vi  )           0.00
    11      Aggregate of any Revenues From Fidelity Bond or Mortgage Interest Insurance Policy         (P&S 5.08vii )           0.00
    12      Aggregate of any Revenues From Foreclosure or Deed Net of any Advances                     (P&S 5.08viii)           0.00
    13      Current Principal Advances                                                                                          0.00
    14      Current Servicer Principal Reimbursements                                                                           0.00
    15      Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                       3,576,353.33
    16      Unrecovered Principal Amounts (Liquidation Loss)                                                                    0.00
    17      Aggregate of all Interest Payments Received                                                (P&S 5.08ii  )   1,791,718.93
    18      Current Servicing Fee                                                                      (P&S 5.08ii  )      47,426.49
    19      Monthly Interest Advance (Recovery) based on Delinquent Accounts                           (P&S 6.02vii )     218,881.67
    19 i.   Current Servicer Interest Advance (Recovery)                                                                  218,881.67
    20      Scheduled Formula Principal Distribution Amount (5+13-14)                                                           0.00
    21      Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                        3,576,353.33
    22      Total Interest Available For Distribution (17-18+19i)                                                       1,963,174.11
    23      Total Funds Available For Distribution (15+22)                                                              5,539,527.44

            ------------------------------------------------------------------------------------------------------------------------
    24      Formula Principal Distribution Amount  (Lines 20 + 21)                                                      3,576,353.33
            ------------------------------------------------------------------------------------------------------------------------

                                                                                             WATERFALL
    25 i.   Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                           (P&S 6.02i   )        98.49%
       ii.  Class A Percentage  x  Scheduled Formula Principal Distribution Amount (Line 20)                                    0.00
       iii. Class A Prepayment Percentage                                                                                    100.00%
       iv.  Class A Prepayment Percentage  x  Unscheduled Formula Principal Distribution
                    Amount                                                                                              3,576,353.33
       v.   Class A Total Distribution Allocable to Principal                                    2                      3,576,353.33
       vi.  Class A Recovered Principal Amount                                                                                  0.00
       vii  Class A Unrecovered Principal Amount                                                 7                              0.00
    26 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)              1      (P&S 6.02ii  )  1,547,002.98
       ii.  Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                              (P&S 6.02ii  )  1,547,002.98
       iii. Class A Current Interest  (pass-through rate x A's upb)                                     (P&S 6.02ii  )  1,547,002.98
       iv.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
                    preceding distribution date)                                                        (P&S 6.02iii )          0.00
       v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
                    preceding distribution date)                                                        (P&S 6.02iii )          0.00
       vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 26iii.
                    greater than 0: min of 26i. and 26iv.)                                              (P&S 6.02iii )          0.00
       viii.Class A Interest Shortfall  (26ii. - 26i.)                                                  (P&S 6.02iii  )         0.00
       -----------------------------------------------------------------------------------------------------------------------------

    27 i    Current Certificate Insurance Premium                                                3                         34,727.88
       ii.  Reimbursement Amount                                                                 4      (P&S 6.02vi  )          0.00
       iii. Total Amount to Certificate Insurer                                                                            34,727.88
       -----------------------------------------------------------------------------------------------------------------------------

    28 i    Subordinated Percentage                                                                     (P&S 6.02i   )         1.51%
       ii   Subordinated Percentage of Scheduled Formula Principal Distribution Amount                                          0.00
       iii. Subordinated Prepayment Percentage                                                                                 0.00%
       iv.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
               Distribution Amount                                                                                              0.00
       v.   Class B Total Distribution Allocable to Principal                                    8                              0.00
       vi.  Class B Recovered Loss Amount                                                        9                              0.00
       vii  Class B Unrecovered Loss Amount                                                                                     0.00
    29 i    Class B Total Distribution Allocable to Interest                                     6      (P&S 6.02ii  )     27,282.18
       ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                             (P&S 6.02ii  )     27,282.18
       iii. Class B Current Interest (pass-through rate x B's upb)                                      (P&S 6.02iii )     27,282.18
       iv.  Class B Unpaid Interest Shortfall  (Class A's interest s/f from preceding
               distribution date)                                                                       (P&S 6.02iii )          0.00
       v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)
       vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 29iii.
               greater than 0: min of 29i. and 29iv.)                                                                           0.00
       viii.Class A Interest Shortfall  (29ii. - 29i.)                                                                          0.00
       -----------------------------------------------------------------------------------------------------------------------------

    30 i.   Cumulative Master Servicer Advanced Interest                                                (P&S 6.02v  )   1,070,274.43
       ii.  Cumulative Master Servicer Advanced Principal                                                                       0.00
       -----------------------------------------------------------------------------------------------------------------------------

    31 i.   Beginning Reserve Fund Balance                                                              (P&S 6.06   )     250,000.00
       ii.  Current Reserve Fund Deposit                                                         5                              0.00
       iii  Current Reserve Fund Advances                                                                                       0.00
       iv.  Ending Reserve Fund Balance (required amount = $250,000)                                                      250,000.00
       -----------------------------------------------------------------------------------------------------------------------------

    32 i.   Available Excess Interest                                                                                     354,161.07
       ii.  Distribution Account Shortfall                                                              (P&S 6.02xvi)           0.00
       iii  Class R Distribution Amount For Such Distribution Date                               10                       354,161.07
       -----------------------------------------------------------------------------------------------------------------------------

    33 i.   Ending Pool Principal Balance                                                               (P&S 6.02vii) 316,988,705.99
       ii.  Ending Pool Balance Factor                                                                                    98.034417%
       -----------------------------------------------------------------------------------------------------------------------------

    34      Ending Class A Principal Balance                                                                          312,138,540.99
    35      Ending Class B Principal Balance                                                                            4,850,165.00
       =============================================================================================================================

                     STATEMENT TO CERTIFICATEHOLDERS                      PAGE 6
--------------------------------------------------------------------------------

       MLCC MORTGAGE INVESTORS, INC.
       SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996C        Current Collection Period:  01-Sep-96 to 30-Sep-96

       PASS-THROUGH RATES CURRENT DISTRIBUTION:                                             LIBOR=       5.5000%
       CLASS A CERTIFICATES, SERIES 1996C      LIBOR + 0.38%        5.88000%      Original Closing Date:                   16-Sep-96
       CLASS B CERTIFICATES, SERIES 1996C      LIBOR + 1.25%        6.75000%      DISTRIBUTION DATE:                       15-OCT-96

                              Weighted Avg Net Mtg Rate (Alt. Rate) 7.14646%
     -------------------------------------------------------------------------------------------------------------------------------

     1 i.   Class A Total Distribution Allocable to Principal                                                              11.228945
       ii.  Class A Percentage  x  Scheduled Formula Principal Distribution Amount (Line 20)                                0.000000
       iii. Class A Prepayment Percentage  x  Unscheduled Formula Principal Distribution Amount                            11.228945
       iv   Class A Recovered Principal Amount                                                                              0.000000
       v    Class A Unrecovered Principal Amount                                                                            0.000000

     2 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                         4.857242
       ii.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding
               distribution date)                                                                                           4.857242
       iii. Class A Unpaid Interest Shortfall include in 26i.  (when 26iii.
               greater than 0: min of 26i. and 26iv.)                                                                       0.000000
       iv   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
               preceding distribution date)                                                                                 0.000000

            ------------------------------------------------------------------------------------------------------------------------
     3 i.   Class B Total Distribution Allocable to Principal                                                               0.000000
       ii.  Subordinated Percentage of Scheduled Formula Principal Distribution Amount                                      0.000000
       iii. Subordinated Prepayment Percentage of Unscheduled Formula Principal Distribution Amount                         0.000000
       iv   Class B Recovered Loss Amount                                                                                   0.000000
       v    Class B Unrecovered Loss Amount                                                                                 0.000000
     4 i.   Class B Total Distribution Allocable to Interest                                                                5.625000
       ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                                 5.625000
       iii. Class B Current Interest (pass-through rate x B's upb)                                                          5.625000
       iv   Class B Unpaid Interest Shortfall  (Class A's interest s/f from preceding
               distribution date)                                                                                           0.000000
            ------------------------------------------------------------------------------------------------------------------------

     5      Ending Pool Principal Balance                                                                             316,988,705.99
     6      Ending Pool Balance Factor                                                                                    98.034417%

     7      Ending Class A Principal Balance                                                                          312,138,540.99
     8      Ending Class B Principal Balance                                                                            4,850,165.00
            ------------------------------------------------------------------------------------------------------------------------

     9 i.   Current Master Servicer Advanced (Recovered) Interest                                                         218,881.67
       ii.  Current Master Servicer Advanced (Recovered) Principal                                                              0.00
       iii. Current Trustee Advanced Interest                                                                                   0.00
       iv   Current Trustee Advanced Principal                                                                                  0.00
       v    Additional Servicing Compensation                                                           (P&S 6.02ix )           0.00
       vi   Amount of Servicing Advances Paid by Master Servicer                                        (P&S 6.02 x )           0.00
       vii  Formula Principal Amount & Unrecovered Principal Amounts                                    (P&S 6.02iv )           0.00
       viii Amount of Delinquencies of Mortgage Loans                                                                      38,566.07
       ix   CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:                       15-OCT-96                                   0.00000%
       x    CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:                       15-OCT-96                                   0.00000%
            ------------------------------------------------------------------------------------------------------------------------

    10 i    Number of Mortgage Loans 30 to 59 Days Delinquent                                                                     11
       ii   Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                     3,485,750.00
    11 i    Number of Mortgage Loans 60 to 89 Days Delinquent                                                                      1
       ii   Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                     1,388,500.00
    12 i    Number of Mortgage Loans 90 or More Days Delinquent                                                                    0
       ii   Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                           0.00
    13 i    Number of Mortgage Loans in Foreclosure                                                                                0
       ii   Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                       0.00

    14      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                           0.00
    15      Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                             (P&S 6.02xiii)          0.00
            ========================================================================================================================